UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 20, 2007
                                                --------------------------------


                              GSAMP Trust 2006-NC1
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                         (Exact name of issuing entity)


                          GS Mortgage Securities Corp.
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              (Exact name of depositor as specified in its charter)


                         Goldman Sachs Mortgage Company
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               (Exact name of sponsor as specified in its charter)


          Delaware                  333-132809-50              13-3387389
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation              File Number               Identification No.
        of Depositor)               of Issuing Entity)        of Depositor)

85 Broad Street, New York, New York                               10004
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(Address of principal executive offices of depositor)           (Zip Code)


Depositor's telephone number, including area code  (212) 902-1000
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Depositor under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On February 20, 2007, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2007-NC1 Mortgage Pass-Through Certificates, Series 2006-NC1 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, NC Capital Corporation, as responsible party, New Century Mortgage Corporation, as a servicer, Avelo Mortgage, L.L.C., as a servicer, Deutsche Bank National Trust Company, as custodian, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,733,851,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of February 15, 2007, by and between the Company and the Underwriter. In connection with the issuance and sale to the Underwriter of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of February 20, 2007.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of February 20, 2007 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 20, 2007                   GS MORTGAGE SECURITIES CORP.



                                          By:    /s/ Michelle Gill
                                              ----------------------------------
                                              Name:  Michelle Gill
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of                                                     Paper (P) or
Regulation S-K                                                      Electronic
Exhibit No.             Description                                     (E)
-----------             -----------                                     ---

5                       Legality Opinion of Cadwalader,                 (E)
                        Wickersham & Taft LLP, dated as of
                        February 20, 2007.

8                       Tax Opinion of Cadwalader, Wickersham           (E)
                        & Taft LLP, dated as of February 20,
                        2007 (included as part of Exhibit 5).

23                      Consent of Cadwalader, Wickersham &             (E)
                        Taft LLP (included as part of Exhibit 5).